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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))
    [ ] Definitive proxy statement

    [X] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           UNIVERSAL FOODS CORPORATION

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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:



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    (2) Aggregate number of securities to which transaction applies:



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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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    (4) Proposed maximum aggregate value of transaction:



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    (5) Total fee paid:



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    [ ] Fee paid previously with preliminary materials.


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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:


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    (2) Form, schedule or registration statement no.:


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    (3) Filing party:


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    (4) Date filed:


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UF LOGO
Universal Foods Corporation

Executive Offices



                                   January 8, 1999


Dear Shareholder:

You were previously mailed an Annual Report and Proxy materials for voting your shares of stock at the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 21, 1999.

In reviewing the proxy votes received to date, we find that we have not received your vote on the proxy card, which was included in the packet previously mailed to you.

The time remaining until the January 21, 1999 meeting is growing short. It is important that your stock be represented at the meeting regardless of the number of shares you own. For that purpose, we have enclosed another proxy card, which you may use to vote by mail if you have not done so. Please vote your proxy and return it at your earliest convenience. The enclosed return envelope goes to Corporate Election Services, whom we have retained to tabulate your vote on a confidential basis.

If, for some reason, you have not received an Annual Report and Proxy Statement, we will be happy to mail them again. Requests can be directed to our investor relations department at 1-800-558-9892.

Thank you for your cooperation.

                                   Sincerely,

                                   /s/ Kenneth P. Manning
                                   Kenneth P. Manning
                                   Chairman, President and
                                   Chief Executive Officer

Enclosure

(NOTE: the enclosure consists of a proxy card in the form previously filed with the Commission)